SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                               September 13, 2000
                       (Date of Earliest Event Reported)


         AIRPLANES LIMITED                       AIRPLANES U.S. TRUST

 (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                   Agreement)


     Jersey, Channel Islands                           Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

     33-99970-01                                       13-3521640
     (Commission File                                  (IRS Employer
     Number)                                           Identification No.)


     Airplanes Limited                                 Airplanes U.S. Trust
     22 Grenville Street                               1100 North Market Street
     St. Helier                                        Rodney Square North
     Jersey, JE4 8PX                                   Wilmington, Delaware
     Channel Islands                                   19890-0001
     (011 44 1534 609 000)                             (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                   Registrants' Principal Executive Offices)

Item 5. Other Events

     Attached hereto as Exhibit A is a copy of a Report to Certificateholders dated September 13, 2000, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                      AIRPLANES LIMITED


Date: September 13, 2000                              /s/ Roy M. Dantzic*
                                                      --------------------
                                                      Director and Officer


Date: September 13, 2000                              AIRPLANES U.S. TRUST


                                                      /s/ Roy M. Dantzic*
                                                      --------------------
                                                      Controlling Trustee
                                                      and Officer


                                                      *By: /s/ Michael Walsh
                                                          ------------------
                                                          Attorney-in-Fact


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


                                 EXHIBIT INDEX

Exhibit A       -        Report to Certificateholders
Exhibit B       -        Power of Attorney for Airplanes Limited
Exhibit C       -        Power of Attorney for Airplanes U.S. Trust


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